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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 13, 2002

                              --------------------

                         OIL STATES INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                      1-16337              76-0476605
  (State or other jurisdiction         (Commission File       (I.R.S. Employer
of incorporation or organization)           Number)          Identification No.)

           THREE ALLEN CENTER
      333 CLAY STREET, SUITE 3460
             HOUSTON, TEXAS                                         77002
(Address of principal executive offices)                          (Zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 652-0582
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ITEM 9.  REGULATION FD DISCLOSURE

         On August 13, 2002, Oil States International, Inc. (the "Company") submitted to the Securities and Exchange Commission the certification of the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2002 by its chief executive officer and chief financial officer as required pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OIL STATES INTERNATIONAL, INC.


                                        By:
                                            ------------------------------------
                                        Name:   Cindy B. Taylor
                                        Title:  Senior Vice President and
                                                Chief Financial Officer

Dated:  August 13, 2002